File Number 2-28097
Amendment to the Statement of
Additional Information
By Supplement or Sticker
Pursuant to Rule 497(e)

This information reflects a change
to the Statement of Additional
Information to the Prospectus
dated April 1, 2002.


On page 56, for the period commencing
August 23, 2002 and ending no earlier
than August 31, 2003, expenses incurred by the Managed Fund will not exceed the following percentages of average daily net assets: (A) 1.45%; (B) 2.00%;
(C) 2.00%; (Y) 1.00%.


On page 63, the following is inserted
as a third paragraph:

From August 1, 2002 to December 31,
2002, the Distributor shall pay a
dealer concession up to the full
sales charge for Class A shares
sold by the following dealers:
MONY Securities Corporation,
Advest, Inc. and Trusted Securities
Advisors Corporation.



August 2, 2002